                                                                 EXHIBIT (e)(ii)

                               FORM OF SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                                         February 28, 1996

Schwab Analytics Fund                                                       May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab      September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource   October 13, 1996
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab          August 3, 1997
OneSource Portfolios-Small Company)

Institutional Select S&P 500 Fund                                           October 28, 1998

Institutional Select Large Cap-Value Index Fund                             October 28, 1998

Institutional Select Small-Cap Value Index Fund                             October 28, 1998

Schwab Total Stock Market Index Fund                                        April 15, 1999


                                            SCHWAB CAPITAL TRUST

                                            By:     ______________________
                                            Name:   William J. Klipp
                                            Title:  Executive Vice President
                                                    and Chief Operating Officer


                                            CHARLES SCHWAB & CO., INC.

                                            By:     _______________________
                                            Name:   Colleen M. Hummer
                                            Title:  Senior Vice President